Strategy and Governance Update Fall 2023 M. Christian Mitchell Lead Independent Director cmitchell@marshall-stevens.com 213-233-1532 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000

2© 2023 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, tax rates, liquidity, and the impact of acquisitions we have made or may make. The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; interest rate, liquidity, economic, market, credit, operational, and inflation risks associated with our business, including the speed and predictability of changes in these risks; our ability to attract and retain deposits and access to other sources of liquidity, particularly in a rising or high interest rate environment, and the quality and composition of our deposits; business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the U.S. Federal budget or debt, or turbulence or uncertainty in domestic or foreign financial markets; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; possible impairment charges to goodwill, including any impairment that may result from increased volatility in our stock price; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, and insurance, and the application thereof by regulatory bodies; compliance risks, including the costs of monitoring, testing, and maintaining compliance with complex laws and regulations; the effectiveness of our risk management framework and quantitative models; the transition away from USD LIBOR and related uncertainty as well as the risk and costs related to our adoption of Secured Overnight Financing Rate (“SOFR”); the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible credit-related impairments of securities held by us; changes in the level of our nonperforming assets and charge-offs; the impact of governmental efforts to restructure the U.S. financial regulatory system; the impact of recent or future changes in the FDIC insurance assessment rate or the rules and regulations related to the calculation of the FDIC insurance assessment amount, including any special assessments; changes in consumer spending, borrowing, and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; the possibility that we may reduce or discontinue the payments of dividends on our common stock; the possibility that we may discontinue, reduce or otherwise limit the level of repurchases of our common stock we may make from time to time pursuant to our stock repurchase program; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism, and/or military conflicts, including the war between Russia and Ukraine and the war in the Middle East, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including with respect to COVID-19, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and incidents, and related potential costs and risks, including reputation, financial and litigation risks; climate change, including the enhanced regulatory, compliance, credit, and reputational risks and costs; natural disasters, earthquakes, fires, and severe weather; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2022 Annual Report on Form 10-K filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PPBI RELEVANT UPDATES AND DISCLOSURES Links to Key Disclosures and Updates:  Investor website - https://investors.ppbi.com/corporate-profile/default.aspx  2022 Corporate Social Responsibility Report - https://investors.ppbi.com/corporate-social-responsibility/2022-csr- report/default.aspx  Links to various ESG relevant policies and documents - https://investors.ppbi.com/corporate-social-responsibility/policies-and- documents/default.aspx  Link to additional Corporate Governance Documents - https://investors.ppbi.com/corporate-overview/documents/default.aspx  Certain SEC filings include additional relevant ESG information in the proxy statement and Form 10-Ks - https://investors.ppbi.com/sec-filings/documents/default.aspx Most Recent SEC Filings and Key Disclosures  8-K Press Release Balance Sheet Repositioning (11/20/23) - https://investors.ppbi.com/news-webcast/press-releases/news- details/2023/Pacific-Premier-Announces-Securities-Portfolio-Repositioning/default.aspx  3Q23 10-Q (10/26/23) – https://investors.ppbi.com/sec-filings/documents/sec-filings-details/default.aspx?FilingId=17008136  3Q23 Earnings Call Replay (10/24/23) - https://event.choruscall.com/mediaframe/webcast.html?webcastid=YE5u2qfU  3Q23 Earnings Release (8-K filing, 10/24/23) - https://investors.ppbi.com/news-webcast/press-releases/default.aspx  3Q23 Investor Presentation (8-K filing, 10/24/23), for certain updates to ESG-related disclosures – refer to PPBI Culture & ESG section in the pdf version found here beginning on page 30: https://s25.q4cdn.com/825120303/files/doc_earnings/2023/q3/presentation/Pacific-Premier-Bancorp-Q3-2023.pdf  Additional Corporate Responsibility pages on the Bank’s website - https://www.ppbi.com/corporate-responsibility/index.html • We continued to enhance our ESG disclosures and provided more detailed information in the most recent Corporate Social Responsibility Report

4© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(2) Profitability and Credit Quality(2) Assets $20.3 billion ROAA 0.88% Loans HFI(4) $13.3 billion PPNR ROAA(3) 1.27% TCE / TA(3) 9.87% Efficiency Ratio(3) 59.0% Tier 1 Capital Ratio 14.87% NPA / Assets 0.13% Total Capital Ratio 17.74% ACL / Loans 1.42% Premier commercial bank in key metropolitan areas throughout the Western U.S. 1. Market data as of December 5, 2023 2. As of September 30, 2023 or for the three months ended September 30, 2023 3. Please refer to non-U.S. GAAP reconciliation in the appendix 4. Excludes the basis adjustment associated with the application of hedge accounting on certain loans 3Q23 Financial Highlights PACIFIC PREMIER BANCORP, INC. Corporate Overview & Market Data Branch Network 58 Full Service Branch Locations Market Capitalization(1) $2.4 Billion Dividend Yield(1) 5.25% P/TBV(1) 1.26x Pacific Premier Footprint 9 1 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (8) Other Washington (1) Portland MSA (1)

5© 2023 Pacific Premier Bancorp, Inc. | All rights reserved • One of the premier commercial bank franchises in the Western U.S. • Benefits from strength and size of attractive Western U.S. markets • Consistent investment, development and deployment of technology • Comprehensive product offering targeting small & middle-market businesses Attractive Franchise Value • Experienced credit personnel take proactive approach to credit risk management – disciplined approach to new originations along with better-than peer asset quality • Strategic balance sheet actions mitigate interest rate risk in current environment Prudent Risk Management • Strong pre-provision net revenue generation • Enhanced fee income sources that diversify revenues • Leveraging relationship-focused business model in the current unprecedented rising interest rate environment where deposit balances and funding costs are pressured • Excellent asset quality metrics and better-than-peer average credit losses and nonperforming loans(1) Financial Performance • Management team, on average, has over 25 years of banking experience • Continuous strengthening and improvement of executives, senior managers, and personnel • Deep in-market relationships drive client-focused business model • Proven track record of creating shareholder value Experienced Management KEY INVESTMENT HIGHLIGHTS 1. Peer group consists of Western region banks and thrifts with total assets between $5 billion and $71 billion as of September 30, 2023 Strong & Regularly Refreshed Board • Strong culture with best-in-class governance • Six independent directors have been added since 2019, with 45% of independent directors demonstrating gender or ethnic diversity at 9/30/2023 • Full Board responsible for overseeing our ESG and corporate social responsibility efforts

6© 2023 Pacific Premier Bancorp, Inc. | All rights reserved 11.13 Leverage Ratio (%) CAPITAL MEASURES 1. 9/30/23 YTD results for peers PPBI vs. 9/30/23 YTD KRX Regional Bank Index(1) 9.87 Tangible Common Equity / Tangible Assets (%) 14.87 Common Equity Capital Ratio (CET1) (%)

7© 2023 Pacific Premier Bancorp, Inc. | All rights reserved CAPITAL MEASURES PPBI vs. 9/30/23 YTD KRX Regional Bank Index(1) 1. 9/30/23 YTD results for peers 17.74 Total Risk-based Capital Ratio (%) 14.87 Tier 1 RBC Ratio (%) 1.42 Allowance for Credit Losses / LHFI (%)

8© 2023 Pacific Premier Bancorp, Inc. | All rights reserved STRONG CAPITAL POSITION Consolidated PPBI Capital Ratios • Higher consolidated Q3 2023 capital levels that significantly exceed well-capitalized regulatory requirements 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Regulatory standards for “well-capitalized” threshold calculated under Basel III capital rules inclusive of the required conservation buffer Consolidated PPBI Pacific Premier Bank Leverage Ratio 11.13% 10.90% 5.00% Common Equity Tier 1 Ratio (CET1) 14.87% 14.34% 7.00% Tier 1 Ratio 14.87% 14.34% 8.50% Total Capital Ratio 17.74% 17.24% 10.50% Tangible Common Equity Ratio(1) 9.87% 9.59% N/A Leverage Ratio 12.42% 12.15% 5.00% Common Equity Tier 1 Ratio (CET1) 16.59% 15.99% 7.00% Tier 1 Ratio 16.59% 15.99% 8.50% Total Capital Ratio 17.66% 17.05% 10.50% Q3 2023 Q2 2023 Threshold (2) (2) 5.00% 7.00% 8.50% 10.50% 10.90% 14.34% 14.34% 17.24% 11.13% 14.87% 14.87% 17.74% Tier 1 Leverage Ratio CET1 Ratio Tier 1 Ratio TRBC Ratio Well-Capitalized Req. 2Q23 3Q23

9© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total client transparency throughout the organization using proprietary Salesforce™ enabled platform ™ Client and Data Management Highly customized solution designed to enhance the client experience, maximize banking relationships, optimize business development and accelerate new client acquisition Workflow Management Automated workflows centered around the client, allowing Pacific Premier to be highly efficient and maximize resource capacity Call Center Management Using the combination of top tier call center technology and Premier 360™, provides employees the right tools to deliver best-in-class services Digital Marketing Management Marketing automation that sends electronic communications to prospective and existing clients on behalf of Pacific Premier ™

10© 2023 Pacific Premier Bancorp, Inc. | All rights reserved 0.13% 4.21% - 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 Q 4 Q 1 Q 2 Q 3 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 PPBI Peer Median PDNB Failed- Bank Acquisition 4/27/12 CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers throughout varying cycles Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $68 billion as of June 30, 2023

PPBI Culture and Governance

12© 2023 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER Our culture is defined by our Success Attributes and they are the foundation of our “one bank, one culture” approach Organizational Culture Integrity • Do the right thing, every time. • Conduct business with the highest ethical standards. • Take responsibility for your actions. Improve • Improvement is incremental. Small changes over time have a significant impact. • Mistakes happen. Learn from them and don’t repeat them. • Be responsible for your personal and professional development. Communicate • Over-communicate. • Provide timely and complete information to all stakeholders. • Collaborate to make better decisions. Achieve • Results matter. • Be open to achieving results in new ways. • A winning attitude is contagious. Urgency • Operate with a sense of urgency. • Be thoughtful, making decisions in a timely manner. • Act today, not tomorrow.

COMMITMENT TO ESG

We are focused on transparency and continuous improvement in ESG

Environmental
ISS QualityScore: **3**

Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact

- Disclosed Scope 1 and Scope 2 greenhouse gas emissions. Evaluated relevancy of Scope 3 factors.
- Established Climate-related Credit Risk Working Group and implemented enhanced climate risk procedures for credit underwriters
- Sourced 38% of electricity at a key headquarter building from renewable resources
- Materially reduced purchases of single-use cups, plates, and utensils in our offices

Social
ISS QualityScore: **2**

Our commitment to our communities, customers and employees is at the core of our ESG strategy[(2)]

Equitable Access & Financial Inclusion

$76.1M in lending to small businesses and small farms

103k participants reached through financial literacy initiatives

Community Support

7,500 Volunteer Hours

430+ Community Partnerships

Governance
ISS QualityScore: **1**

Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization

- Under the Board, efforts to control and mitigate ESG-related risks are being implemented consistent with the three-line of defense model
- **50%** of Board committees chaired by women or of ethnic diversity
- **45%** of Independent Directors are women and/or of ethnic diversity

Commitment to Human Capital

- Refined **Premier Inclusion** program and strategy to promote initiatives related to diversity, equity and inclusion
- Increased **outreach efforts** to better identify and attract diverse candidates
- 2023 Gallup **employee engagement** survey surpassed average participation rates at 91%



% OF WOMEN IN MANAGEMENT ROLES
52%
56%
2021
2022
% WOMEN NEW HIRES
55%
57%
2021
2022
% OF WOMEN PROMOTIONS
64%
64%
2021
2022
% OF MINORITIES IN MANAGEMENT ROLES
40%
42%
2021
2022
% OF MINORITY NEW HIRES
57%
61%
2021
2022
% OF MINORITY PROMOTIONS
51%
64%
2021
2022

Commitment to Continuous Improvement

- Published annual **Corporate Social Responsibility Report** including SASB and TCFD metrics
- Conducted first line of defense **ESG awareness training**
- Recognized as a **Civic 50 Honoree** for the third consecutive year by the Orange County Business Journal
- Awarded an **Outstanding** rating in our last two consecutive Community Reinvestment Act (CRA) exams
- Boosted employee **cybersecurity training** and communication

1. Management = any individual with direct reports 2. Equitable Access & Financial Inclusion and Community Support data is for the 12-month period ended December 31, 2022

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

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14© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Looking Forward 2024 FURTHER ESG RISK INTEGRATION EFFORTS CONDUCT ANNUAL MATERIALITY ASSESSMENT EXPLORE ALIGNMENT WITH ADDITIONAL ESG FRAMEWORKS PUBLISH CORPORATE SOCIAL RESPONSIBILITY REPORT COMMITMENT TO ESG PREPARATION FOR ESG REGULATORY COMPLIANCE

15© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Our Board continues to strengthen our corporate governance practices to enhance long-term shareholder value Board Independence • Lead Independent Director • Independent Board (11 of 12 directors are independent) • All Board committees composed of independent directors • Independent directors conduct regular executive sessions led by the Lead Independent Director Board Practices • Annual Board and committee assessments • Risk oversight and strategic planning by full Board and committees • Outside Board service limited to three additional Boards • Board has direct access to all of our Senior Executive Officers Board Accountability • Annual election of all directors • Majority vote standard in place (uncontested elections) • Shareholders have the ability to call a special meeting with 10% support • Shareholder engagement program with feedback incorporated into Board deliberations Stock Ownership / Compensation • Robust stock ownership guidelines for all Directors and Named Executive Officers • Clawback policy in place • Maintain restrictions on hedging and pledging shares of our stock • Double trigger equity vesting provisions in place for change in control CORPORATE GOVERNANCE

16© 2023 Pacific Premier Bancorp, Inc. | All rights reserved Our approach to committee composition and responsibilities Our Board’s Role in Risk Oversight • The full Board is responsible for oversight of the Company’s risk management processes Audit Committee • Monitors business risk practices, legal and ethical programs • Oversees risks relating to the Company’s financial statements, financial reporting process, internal controls and regulatory requirements • Oversees corporate compliance programs as well as the internal audit function Compensation Committee • Ensures compensation policies, benefits and practices do not encourage excessive risk taking • Oversees responsibility for the Company’s and Bank’s compensation framework, programs and equity grants. Determines and approves annual payouts for all Named Executive Officers. Enterprise Risk Committee • Reviews management’s assessment of the Company’s core risks and alignment of its enterprise- wide risk profile with the Company’s strategic plan, goals and objectives • Regularly reviews the Company’s exposure to risk in specific key areas, including but not limited to, credit risk, interest rate risk, market risk and cyber risk Governance Committee • Oversees the process for nominating potential director candidates • Responsible for Board governance structure and policies in addition to management succession planning • Reviews the Company’s strategy, initiatives and policies relating to ESG activities and matters Mitchell (C), Pereira, Jones, Sarrafian, Thomas Pereira (C), Polsky, Mitchell, Studenmund, Thomas, McKinney-James, Hsieh Studenmund (C), Fargo, Polsky, Hsieh, Garrett, Jones Sarrafian (C), Jones, Mitchell, Polsky, Garrett, Fargo, McKinney-James BOARD COMMITTEES AND RISK OVERSIGHT

BOARD REFRESHMENT & EVALUATION PROCESS

Commitment to regular refreshment to evolve our Board in line with our strategy

Process Overview

- Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors
- The Board believes in and actively practices diversity and inclusion, with 45% of its independent directors demonstrating gender or ethnic diversity at 9/30/2023

Key Selection Criteria

- ✓ Integrity and independence
- ✓ Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience
- ✓ Substantial accomplishments, and prior or current association with institutions noted for their excellence
- ✓ Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment
- ✓ Banking/Financial Services expertise
- ✓ Public company oversight experience
- ✓ Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices, regulatory compliance, data security, technology, climate-related risk oversight and corporate social responsibility
- ✓ Special skills, expertise or background that add to and complement the Board's range of skills
- ✓ Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make
- ✓ Availability and energy necessary to perform duties as a director

Our Process in Action

Six Independent Directors

Added Since 2019

2022

Rose McKinney-James

Managing Principal, Energy Works LLC and McKinney-James & Associates Director, MGM Resorts International

Stephanie Hsieh

General Partner and Chief Strategy Officer of Noblespace and prior Executive Director, Biocom California

2021

George Pereira

Prior COO and CFO, Charles Schwab Investment Management Inc.

2020

Richard Thomas

Prior EVP / CFO, CVB Financial Corp. Former Partner, Deloitte

2019

Barbara Polsky

Senior Advisor, Jiko Group, Inc. and prior Partner Manatt, Phelps & Phillips, LLP

Independent Director Tenure

As of 9/30/2023


0-4 Years 55%
Average Tenure
5.5 Years
10+ Years 18%
5-9 Years 27%

2019

Jaynie Studenmund

Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings

© 2023 Pacific Premier Bancorp, Inc. | All rights reserved

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18© 2023 Pacific Premier Bancorp, Inc. | All rights reserved EXECUTIVE COMPENSATION PHILOSOPHY AND DESIGN 85% of CEO Compensation is variable and “At Risk”, aligned with shareholders(3) 50% Consisting of RSUs(1) 50% Consisting of RSAs(2) 1. RSU vesting contingent upon relative TSR over a three year period, attainment of an average relative ROAA percentile goal and attainment of an average relative ROATCE percentile goal 2. RSA’s subject to three-year vesting period 3. Data is as of December 31, 2022 and included in our 2023 Annual Meeting Proxy Statement Long-Term Incentive Compensation Annual Incentive Compensation Alignment with Stockholder Interests 15% 15% 35% 35% Base Salary Target Annual Incentive Restricted Stock RSUs Compensation aligned with value creation CEO Compensation Mix Actions Implemented in 2022 in Response to Stockholder Feedback  Performance metrics aligned with annual business objectives including considerations regarding profitability, growth, relative peer performance, governance, regulatory and compliance, and risk management  In 2022, STI performance based metrics were calibrated toward growth and profitably measures compared to both peers and internal targets  Annually reviews, and if appropriate, updates performance metrics based upon short-term business objectives  We continued to enhance our compensation disclosure in this CD&A to improve clarity of our compensation programs.  We continuously evaluate the pay-for-performance elements of our compensation program to determine whether compensation properly reflects our performance on a standalone basis and in the market.  Continued open discussion and evaluation regarding metrics used regarding our compensation program of metrics suggested by stockholder feedback

19© 2023 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  Shareholder value is our key focus – building long-term value for our owners  Our culture differentiates us and drives fundamentals for all stakeholders  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation  Financial results remain solid – strong capital ratios and core earnings  Emphasis on risk management is a key strength of our organization  We have maintained a strong credit culture in both good times and bad  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011

Appendix: Information - Non-GAAP Reconciliation

NON-U.S. GAAP FINANCIAL MEASURES

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below.

	As of December 31,									As of				
	2013	2014	2015	2016	2017	2018	2019	2020	2021	Sept. 30, 2022	Dec. 31, 2022	March 31, 2023	June 30, 2023	Sept. 30, 2023
Total stockholders' equity	$ 175,226	$ 199,592	$ 298,980	$ 459,740	$ 1,241,996	$ 1,969,697	$ 2,012,594	$ 2,746,649	$ 2,886,311	$ 2,735,396	$ 2,798,389	$ 2,831,161	$ 2,849,134	$ 2,855,534
Less: intangible assets	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	970,883	960,340	956,900	953,729	950,674	947,619
Tangible common equity	**$ 151,170**	**$ 171,028**	**$ 240,978**	**$ 347,799**	**$ 705,653**	**$ 1,060,415**	**$ 1,120,960**	**$ 1,762,573**	**$ 1,915,428**	**$ 1,775,056**	**$ 1,841,489**	**$ 1,877,432**	**$ 1,898,460**	**$ 1,907,915**
Total assets	$ 1,714,187	$ 2,037,731	$ 2,789,599	$ 4,036,311	$ 8,024,501	$ 11,487,387	$ 11,776,012	$ 19,736,544	$ 21,094,429	$ 21,619,201	$ 21,688,017	$ 21,361,564	$ 20,747,883	$ 20,275,720
Less: Intangible assets	24,056	28,564	58,002	111,941	536,343	909,282	891,634	984,076	970,883	960,340	956,900	953,729	950,674	947,619
Tangible assets	**$ 1,690,131**	**$ 2,009,167**	**$ 2,731,597**	**$ 3,924,370**	**$ 7,488,158**	**$ 10,578,105**	**$ 10,884,378**	**$ 18,752,468**	**$ 20,123,546**	**$ 20,658,861**	**$ 20,731,117**	**$ 20,407,835**	**$ 19,797,209**	**$ 19,328,101**
Tangible common equity ratio	**8.94%**	**8.51%**	**8.82%**	**8.86%**	**9.42%**	**10.02%**	**10.30%**	**9.40%**	**9.52%**	**8.59%**	**8.88%**	**9.20%**	**9.59%**	**9.87%**
Basic shares outstanding	16,656,279	16,903,884	21,570,746	27,798,283	46,245,050	62,480,755	59,506,057	94,483,136	94,389,543	95,016,767	95,021,760	95,714,777	95,906,217	95,900,874
Book value per share	$ 10.52	$ 11.81	$ 13.86	$ 16.54	$ 26.86	$ 31.52	$ 33.82	$ 29.07	$ 30.58	$ 28.79	$ 29.45	$ 29.58	$ 29.71	$ 29.78
Less: intangible book value per share	1.44	1.69	2.69	4.03	11.60	14.55	14.98	10.42	10.29	10.11	10.07	9.96	9.91	9.88
Tangible book value per share	**$ 9.08**	**$ 10.12**	**$ 11.17**	**$ 12.51**	**$ 15.26**	**$ 16.97**	**$ 18.84**	**$ 18.65**	**$ 20.29**	**$ 18.68**	**$ 19.38**	**$ 19.61**	**$ 19.79**	**$ 19.89**

Note: All dollars in thousands, except per share data

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22© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 9/30/2023 6/30/2023 9/30/2022 Net income 46,030$ 57,636$ 73,363$ Plus: amortization of intangible assets expense 3,055 3,055 3,472 Less: amortization of intangible assets expense tax adjustment 868 868 991 Net income for average tangible common equity 48,217$ 59,823$ 75,844$ Average stockholders' equity 2,861,965$ 2,843,361$ 2,775,124$ Less: average intangible assets 48,150 51,180 61,101 Less: average goodwill 901,312 901,312 901,312 Average tangible common equity 1,912,503$ 1,890,869$ 1,812,711$ Return on average equity(1) 6.43% 8.11% 10.57% Return on average tangible common equity(1) 10.08% 12.66% 16.74% Three Months Ended

NON-U.S. GAAP FINANCIAL MEASURES

For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of investment securities, other income – security recoveries, gain/(loss) on sale from other real estate owned, and loss from debt extinguishment. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below.

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	Q1 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Total noninterest expense	$ 50,815	$ 54,938	$ 73,332	$ 98,063	$ 167,958	$ 249,905	$ 259,065	$ 381,119	$ 380,277	$ 396,670	$ 97,648	$ 100,866	$ 99,182	$ 101,352	$ 100,644	$ 102,185
Less: amortization of intangible assets expense	764	1,014	1,350	2,039	6,144	13,594	17,245	17,072	15,936	13,983	3,592	3,472	3,440	3,171	3,055	3,055
Less: merger-related expense	6,926	1,490	4,799	4,388	21,002	18,454	656	49,129	5	-	-	-	-	-	-	-
Less: other real estate owned operations, net	618	75	121	385	72	4	160	1	-	-	-	-	-	108	8	(4)
Noninterest expense, adjusted	**$ 42,507**	**$ 52,359**	**$ 67,062**	**$ 91,251**	**$ 140,740**	**$ 217,853**	**$ 241,004**	**$ 314,917**	**$ 364,336**	**$ 382,687**	**$ 94,056**	**$ 97,394**	**$ 95,742**	**$ 98,073**	**$ 97,581**	**$ 99,134**
Net interest income	$ 58,444	$ 73,635	$ 106,299	$ 153,075	$ 247,502	$ 392,711	$ 447,301	$ 574,211	$ 662,374	$ 697,112	$ 161,839	$ 181,112	$ 181,396	$ 168,610	$ 160,092	$ 149,548
Plus: total noninterest income	8,811	13,377	14,388	19,602	31,114	31,027	35,236	71,325	107,850	88,748	25,894	20,164	20,497	21,186	20,539	18,551
Less: net gain (loss) from investment securities	1,544	1,547	290	1,797	2,737	1,399	8,571	13,882	16,906	1,710	2,134	(393)	-	138	-	-
Less: other income - security recoveries[1]	(4)	(29)	-	(205)	1	4	2	2	10	-	-	-	-	-	-	-
Less: net gain (loss) from other real estate owned	-	-	-	18	46	281	52	(112)	-	-	-	-	-	-	106	-
Less: net gain (loss) from debt extinguishment	-	-	-	-	-	-	(612)	-	(180)	-	-	-	-	-	-	-
Revenue, adjusted	**$ 65,715**	**$ 85,494**	**$ 120,397**	**$ 171,067**	**$ 275,832**	**$ 422,054**	**$ 474,524**	**$ 631,764**	**$ 753,488**	**$ 784,150**	**$ 185,599**	**$ 201,669**	**$ 201,893**	**$ 189,658**	**$ 180,525**	**$ 168,099**
Efficiency ratio	**64.7%**	**61.3%**	**55.9%**	**53.6%**	**51.0%**	**51.6%**	**50.8%**	**49.8%**	**48.4%**	**48.8%**	**50.7%**	**48.3%**	**47.4%**	**51.7%**	**54.1%**	**59.0%**

Note: All dollars in thousands

1. Losses from 2013-2016 related to Other Than Temporary Impairment

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NON-U.S. GAAP FINANCIAL MEASURES

Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below.

	FY 2013	FY 2014	FY 2015	FY 2016	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Interest income	$ 63,800	$ 81,339	$ 118,356	$ 166,605	$ 270,005	$ 448,423	$ 526,107	$ 630,726	$ 696,739	$ 768,578	$ 199,025	$ 217,781	$ 221,343	$ 225,388	$ 224,062
Interest expense	5,356	7,704	12,057	13,530	22,503	55,712	78,806	56,515	34,365	71,466	17,913	36,385	52,733	65,296	74,514
Net interest income	58,444	73,635	106,299	153,075	247,502	392,711	447,301	574,211	662,374	697,112	181,112	181,396	168,610	160,092	149,548
Noninterest income	8,811	13,377	14,388	19,602	31,114	31,027	35,236	71,325	107,850	88,748	20,164	20,497	21,186	20,539	18,551
Revenue	67,255	87,012	120,687	172,677	278,616	423,738	482,537	645,536	770,224	785,860	201,276	201,893	189,796	180,631	168,099
Noninterest expense	50,815	54,938	73,332	98,063	167,958	249,905	259,065	381,119	380,277	396,670	100,866	99,182	101,352	100,644	102,185
Add: merger-related expense	6,926	1,490	4,799	4,388	21,002	18,454	656	49,129	5	-	-	-	-	-	-
Pre-provision net revenue	**$ 23,366**	**$ 33,564**	**$ 52,154**	**$ 79,002**	**$ 131,660**	**$ 192,287**	**$ 224,128**	**$ 313,546**	**$ 389,952**	**$ 389,190**	**$ 100,410**	**$ 102,711**	**$ 88,444**	**$ 79,987**	**$ 65,914**
Pre-provision net revenue[1]	**$ 23,366**	**$ 33,564**	**$ 52,154**	**$ 79,002**	**$ 131,660**	**$ 192,287**	**$ 224,128**	**$ 313,546**	**$ 389,952**	**$ 389,190**	**$ 401,640**	**$ 410,844**	**$ 353,776**	**$ 319,948**	**$ 263,656**
Average assets	**$ 1,441,555**	**$ 1,827,935**	**$ 2,621,545**	**$ 3,601,411**	**$ 6,094,883**	**$ 9,794,917**	**$11,546,912**	**$16,817,242**	**$20,492,402**	**$21,513,428**	**$21,687,436**	**$21,728,933**	**$21,684,873**	**$21,058,006**	**$20,805,787**
PPNR / average assets	**1.62%**	**1.84%**	**1.99%**	**2.19%**	**2.16%**	**1.96%**	**1.94%**	**1.86%**	**1.90%**	**1.81%**	**0.46%**	**0.47%**	**0.41%**	**0.38%**	**0.32%**
PPNR / average assets[1]	**1.62%**	**1.84%**	**1.99%**	**2.19%**	**2.16%**	**1.96%**	**1.94%**	**1.86%**	**1.90%**	**1.81%**	**1.85%**	**1.89%**	**1.63%**	**1.52%**	**1.27%**

Note: All dollars in thousands

1. Annualized

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25© 2023 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Cost of non-maturity deposits is a non-GAAP financial measure derived from GAAP-based amounts. Cost of non-maturity deposits is calculated as the ratio of non- maturity deposit interest expense to average non-maturity deposits. We calculate non-maturity deposit interest expense by excluding interest expense for all certificates of deposit from total deposit expense, and we calculate average non-maturity deposits by excluding all certificates of deposit from total deposits. Management believes cost of non-maturity deposits is a useful measure to assess the Company's deposit base, including its potential volatility. Note: All dollars in thousands Q3 2023 Q2 2023 Q3 2022 Total deposits interest expense 62,718$ 53,580$ 9,873$ Less: certificates of deposit interest expense 13,398 10,306 1,420 Less: brokered certificates of deposit interest expense 19,174 18,869 3,827 Non-maturity deposit expense 30,146$ 24,405$ 4,626$ Total average deposits 16,543,917$ 16,876,251$ 17,732,822$ Less: average certificates of deposit 1,439,531 1,286,160 835,645 Less: average brokered certificates of deposits 1,611,726 1,767,970 702,785 Average non-maturity deposits 13,492,660$ 13,822,121$ 16,194,392$ Cost of non-maturity deposits 0.89% 0.71% 0.11%